UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 12, 2007
EDAC TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-14275	39-1515599

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
1806 New Britain Avenue, Farmington, CT 06032
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 860-677-2603
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Amended and Restated Employment Agreement
Employment Agreement with Glenn L. Purple
Employment Agreement with Luciano M. Melluzzo

Section 5 – Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
Amended and Restated Employment Agreement – between the Company and Dominick A. Pagano.
     On February 12, 2007, the Company entered into an Amended and Restated Employment Agreement with its current President and Chief Executive Officer, Dominick A. Pagano, which replaced his employment agreement dated as of February 13, 2005. Under the new agreement, the initial term commences on the first day of the Company’s 2007 fiscal year and continues until the last day of the Company’s 2007 fiscal year, and automatically extends for successive periods of 12 months (equal to the Company’s next fiscal year period) unless either party gives the other 90 days advance written notice to the contrary. Mr. Pagano’s initial annual base salary is $190,000, subject to adjustment thereafter. To the extent he is eligible, Mr. Pagano is entitled to participate in all bonus and benefit programs that the Company establishes and makes available to its employees. Under the new agreement, the Company may terminate Mr. Pagano’s employment for cause (as defined in the agreement), or upon not less than 90 days’ prior written notice to Mr. Pagano. Mr. Pagano may terminate his employment with the Company for “good reason” or upon 90 days’ advance written notice to the Company.
     The new agreement provides that if Mr. Pagano’s employment terminates because of death or disability, or if the Company terminates Mr. Pagano’s employment for cause or Mr. Pagano terminates his employment (without “good reason”) upon 90 days’ advance written notice to the Company, Mr. Pagano is entitled to the compensation, bonus and benefits otherwise payable to him under the agreement through the last day of his actual employment by the Company.
     While Mr. Pagano is employed by the Company, and if the Company terminates his employment for cause, for a period of one year following such termination, Mr. Pagano cannot directly or indirectly: (a) engage in any business or enterprise (whether as owner, partner, officer, director, employee, consultant, investor, lender or otherwise, except as the holder of not more than 1% of the outstanding stock of a publicly-held company) that is competitive with the Company’s business as conducted as of the termination date, including but not limited to any business or enterprise that develops, manufactures, markets, or sells any product or service that competes with any product or service developed, manufactured, marketed, sold or provided, or planned to be developed, manufactured, marketed, sold or provided, by the Company or any of its subsidiaries while Mr. Pagano was employed by the Company; or (b) either alone or in association with others (i) solicit, or permit any organization directly or indirectly controlled by Mr. Pagano to solicit, any employee of the Company to leave the employ of the Company, or (ii) solicit for employment, hire or engage as an independent contractor, or permit any organization directly or indirectly controlled by Mr. Pagano to solicit for employment, hire or engage as an independent contractor, any person who was employed by the Company at any time during the twelve-month period preceding the date of termination of Mr. Pagano’s employment with the Company.
     If the Company terminates Mr. Pagano’s employment for any reason other than cause, or if Mr. Pagano terminates his employment for “good reason”, Mr. Pagano is entitled to receive the following for the 12 month period following the date of his termination: (i) Mr. Pagano’s salary as in effect on the date of his termination and the amount of the annual bonus paid to him for the fiscal year immediately preceding the date of termination (payable in annualized monthly installments), (ii) any incentive compensation earned by Mr. Pagano through the date of his termination (payable to him at the customary time), and (iii) the other fringe benefits that were provided to Mr. Pagano while employed by the Company including health and dental insurance, to the extent such benefits can be provided by the Company to non-employees, or to the extent such benefits cannot be provided to non-employees, then the cash equivalent thereof. The payment of these amounts is contingent upon Mr. Pagano executing a release.
     Mr. Pagano can terminate his employment for “good reason” if any of the following occurs during the term of his employment, (i) a material reduction in Mr. Pagano’s authority, duties or compensation without the prior written consent of Mr. Pagano, (ii) a material breach by the Company of the terms of the agreement, which breach, if capable of being remedied, (A) the Company has not taken appropriate action to remedy within 10 business days following written notice from Mr. Pagano to the Company notifying it of such breach, and (B) is not remedied by the Company within 30 days following such written notice, (iii) the relocation of Mr. Pagano’s place of work more than 30 miles from the Company’s current facilities in Farmington, Connecticut, or (iv) a “change of control” of the Company.
     Under the new agreement, a “change of control” means: (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 40% or more of the then-outstanding shares of common stock of the Company or the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors; (ii) such time as the Continuing Directors (as defined below) do not constitute two-thirds of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (A) who was a member of the Board on the date of the execution of the new agreement or (B) who was nominated or elected subsequent to such date by at least two-thirds of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least two-thirds of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there is excluded from clause (B) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or (iii) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company, unless the owners of the capital stock of the

Company before such transaction continue to own more than 50% of the capital stock of the acquiring or succeeding entity in substantially the same proportions immediately following such a transaction.
Employment Agreement – between the Company and Glenn L. Purple.
     On February 12, 2007, the Company entered into an Employment Agreement with its current Vice President – Finance, Chief Financial Officer, and Secretary, Glenn L. Purple. Under the agreement, the initial term commences on the first day of the Company’s 2007 fiscal year and continues until the last day of the Company’s 2007 fiscal year, and automatically extends for successive periods of 12 months (equal to the Company’s next fiscal year period) unless either party gives the other 90 days advance written notice to the contrary. Mr. Purple’s initial annual base salary is $141,000 subject to adjustment thereafter. To the extent he is eligible, Mr. Purple is entitled to participate in all bonus and benefit programs that the Company establishes and makes available to its employees. Under the agreement, the Company may terminate Mr. Purple’s employment for cause (as defined in the agreement), or upon not less than 90 days’ prior written notice to Mr. Purple. Mr. Purple may terminate his employment with the Company for “good reason” or upon 90 days’ advance written notice to the Company.
     The agreement provides that if Mr. Purple’s employment terminates because of death or disability, or if the Company terminates Mr. Purple’s employment for cause or Mr. Purple terminates his employment (without “good reason”) upon 90 days’ advance written notice to the Company, Mr. Purple is entitled to the compensation, bonus and benefits otherwise payable to him under the agreement through the last day of his actual employment by the Company.
     While Mr. Purple is employed by the Company, and if the Company terminates his employment for cause, for a period of one year following such termination, Mr. Purple cannot directly or indirectly: (a) engage in any business or enterprise (whether as owner, partner, officer, director, employee, consultant, investor, lender or otherwise, except as the holder of not more than 1% of the outstanding stock of a publicly-held company) that is competitive with the Company’s business as conducted as of the termination date, including but not limited to any business or enterprise that develops, manufactures, markets, or sells any product or service that competes with any product or service developed, manufactured, marketed, sold or provided, or planned to be developed, manufactured, marketed, sold or provided, by the Company or any of its subsidiaries while Mr. Purple was employed by the Company; or (b) either alone or in association with others (i) solicit, or permit any organization directly or indirectly controlled by Mr. Purple to solicit, any employee of the Company to leave the employ of the Company, or (ii) solicit for employment, hire or engage as an independent contractor, or permit any organization directly or indirectly controlled by Mr. Purple to solicit for employment, hire or engage as an independent contractor, any person who was employed by the Company at any time during the twelve-month period preceding the date of termination of Mr. Purple’s employment with the Company.
     If the Company terminates Mr. Purple’s employment for any reason other than cause, or if Mr. Purple terminates his employment for “good reason”, Mr. Purple is entitled to receive the following for the 12 month period following the date of his termination: (i) Mr. Purple’s salary as in effect on the date of his termination and the amount of the annual bonus paid to him for the fiscal year immediately preceding the date of termination (payable in annualized monthly installments), (ii) any incentive compensation earned by Mr. Purple through the date of his termination (payable to him at the customary time), and (iii) the other fringe benefits that were provided to Mr. Purple while employed by the Company including health and dental insurance, to the extent such benefits can be provided by the Company to non-employees, or to the extent such benefits cannot be provided to non-employees, then the cash equivalent thereof. The payment of these amounts is contingent upon Mr. Purple executing a release.
     Mr. Purple can terminate his employment for “good reason” if any of the following occurs during the term of his employment, (i) a material reduction in Mr. Purple’s authority, duties or compensation without the prior written consent of Mr. Purple, (ii) a material breach by the Company of the terms of the agreement, which breach, if capable of being remedied, (A) the Company has not taken appropriate action to remedy within 10 business days following written notice from Mr. Purple to the Company notifying it of such breach, and (B) is not remedied by the Company within 30 days following such written notice, or (iii) the relocation of Mr. Purple’s place of work more than 30 miles from the Company’s current facilities in Farmington, Connecticut.
Employment Agreement – between the Company and Luciano M. Melluzzo.
     On February 12, 2007, the Company entered into an Employment Agreement with its current Vice President and Chief Operating Officer, Luciano M. Melluzzo. Under the agreement, the initial term commences on the first day of the Company’s 2007 fiscal year and continues until the last day of the Company’s 2007 fiscal year, and automatically extends for successive periods of 12 months (equal to the Company’s next fiscal year period) unless either party gives the other 90 days advance written notice to the contrary. Mr. Melluzzo’s initial annual base salary is $170,000, subject to adjustment thereafter. To the extent he is eligible, Mr. Melluzzo is entitled to participate in all bonus and benefit programs that the Company establishes and makes available to its employees. Under the agreement, the Company may terminate Mr. Melluzzo’s employment for cause (as defined in the agreement), or upon not less than 90 days’ prior written notice to Mr. Melluzzo. Mr. Melluzzo may terminate his employment with the Company for “good reason” or upon 90 days’ advance written notice to the Company.
     The agreement provides that if Mr. Melluzzo’s employment terminates because of death or disability, or if the Company terminates Mr. Melluzzo’s employment for cause or Mr. Melluzzo terminates his employment (without “good reason”) upon 90 days’ advance written notice to the Company, Mr. Melluzzo is entitled to the compensation, bonus and benefits otherwise payable to him under the agreement through the last day of his actual employment by the Company.
     While Mr. Melluzzo is employed by the Company, and if the Company terminates his employment for cause, for a period of one year following such termination, Mr. Melluzzo cannot directly or indirectly: (a) engage in any business or enterprise (whether as owner, partner, officer, director, employee, consultant, investor, lender or otherwise, except as the holder of not more than 1% of the outstanding stock of a publicly-held company) that is competitive with the Company’s business as conducted as of the termination date, including but not limited to any business or enterprise that develops, manufactures, markets, or sells any product or service that competes with any product or service developed, manufactured, marketed, sold or provided, or planned to be developed, manufactured, marketed, sold or provided, by the Company or any of its subsidiaries while Mr. Melluzzo was employed by the Company; or (b) either alone or in association with others (i) solicit, or permit any organization directly or indirectly controlled by Mr. Melluzzo to solicit, any employee of the Company to leave the employ of the Company, or (ii) solicit for employment, hire or engage as an independent contractor, or permit any organization directly or indirectly controlled by Mr. Melluzzo to solicit for employment, hire or engage as an independent contractor, any person who was employed by the Company at any time during the twelve-month period preceding the date of termination of Mr. Melluzzo’s employment with the Company.
     If the Company terminates Mr. Melluzzo’s employment for any reason other than cause, or if Mr. Melluzzo terminates his employment for “good reason”, Mr. Melluzzo is entitled to receive the following for the 12 month period following the date of his termination: (i) Mr. Melluzzo’s salary as in effect on the date of his termination and the amount of the annual bonus paid to him for the fiscal year immediately preceding the date of termination (payable in annualized monthly installments), (ii) any incentive compensation earned by Mr. Melluzzo through the date of his termination (payable to him at the customary time), and (iii) the other fringe benefits that were provided to Mr. Melluzzo while employed by the Company including health and dental insurance, to the extent such benefits can be provided by the Company to non-employees, or to the extent such benefits cannot be provided to non-employees, then the cash equivalent thereof. The payment of these amounts is contingent upon Mr. Melluzzo executing a release.
     Mr. Melluzzo can terminate his employment for “good reason” if any of the following occurs during the term of his employment, (i) a material reduction in Mr. Melluzzo’s authority, duties or compensation without the prior written consent of Mr. Melluzzo, (ii) a material breach by the Company of the terms of the agreement, which breach, if capable of being remedied, (A) the Company has not taken appropriate action to remedy within 10 business days following written notice from Mr. Melluzzo to the Company notifying it of such breach, and (B) is not remedied by the Company within 30 days following such written notice, or (iii) the relocation of Mr. Melluzzo’s place of work more than 30 miles from the Company’s current facilities in Farmington, Connecticut.
Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1 – Amended and Restated Employment Agreement, dated as of February 12, 2007, between EDAC Technologies Corporation and Dominick Pagano.
Exhibit 99.2 – Employment Agreement, dated as of February 12, 2007, between EDAC Technologies Corporation and Glenn L. Purple.
Exhibit 99.3 – Employment Agreement, dated as of February 12, 2007, between EDAC Technologies Corporation and Luciano M. Melluzzo.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDAC TECHNOLOGIES CORPORATION
Date: February 15, 2007	By:	/s/ Glenn L. Purple
Vice President-Finance and Chief
Financial Officer